EXHIBIT 99.906.1



                       CERTIFICATION PURSUANT TO
       SECTION 1350, CHAPTER 63 OF TITLE 18, UNITED STATES CODE
                        AS ADOPTED PURSUANT TO
             SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


Pursuant to Section 1350, Chapter 63 of Title 18, United States Code, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, I, Robert S. Cope, as President of Auto-Graphics, Inc. (the "Company"), hereby certify that to my knowledge:

         (1) the Company's Quarterly Report on Form 10-QSB for the period ended June 30, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report") fully complies with the requirements of
Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                              /s/ Robert S. Cope
                             ------------------------------
                             Robert S. Cope
                             President


August 14, 2003